Exhibit 99.2

2006 CY and Fourth Quarter Results

Forward Looking Statements 1 In the presentations and in related comments by General Motors' management, we will use words like "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," "designed," or "impact" to identify forward- looking statements that represent our current judgments about possible future events. We believe these judgments are reasonable, but GM's actual results may differ materially due to a variety of important factors. Among other items, such factors include: the ability of GM to realize production efficiencies, to achieve reductions in costs as a result of the turnaround restructuring and health care cost reductions and to implement capital expenditures at levels and times planned by management; the pace of product introductions; market acceptance of the Corporation's new products; significant changes in the competitive environment and the effect of competition in the Corporation's markets, including on the Corporation's pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; costs and risks associated with litigation; the final results of investigations and inquiries by the SEC and other governmental agencies; changes in our accounting principles, or their application or interpretation, and our ability to make estimates and the assumptions underlying the estimates, including the range of estimates for the Delphi pension benefit guarantees, which could result in an impact on earnings; changes in relations with unions and employees/retirees and the legal interpretations of the agreements with those unions with regard to employees/retirees and the successful completion of a collective bargaining agreement; negotiations and bankruptcy court actions with respect to Delphi's obligations to GM, negotiations with respect to GM's obligations under the pension benefit guarantees to Delphi employees, and GM's ability to recover any indemnity claims against Delphi; labor strikes or work stoppages at GM or its key suppliers such as Delphi or financial difficulties at GM's key suppliers such as Delphi; additional credit rating downgrades and the effects thereof; factors affecting GMAC's results of operations and financial condition such as credit ratings, interest rates, the housing market (including the downturn in residential mortgages, particularly in the nonprime sector) , adequate access to the capital, changes in the residual value of off-lease vehicles, changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate, and changes in GMAC's contractual servicing rights; shortages of and price increases for fuel; changes in economic conditions, commodity prices, such as steel and other raw materials, currency exchange rates or political stability in the markets in which we operate; the effects of transactions or alliances entered into by one or more of our competitors; currency exchange rates or political instability in the markets in which we operate; and general economic conditions, in particular stability of consumer confidence. The most recent annual reports on Form 10-K and quarterly reports on Form 10-Q filed by GM and GMAC provide information about these factors, which may be revised or supplemented in future reports to the SEC on those forms.

Fourth Quarter and Calendar Year Highlights Q4 2006 GAAP EPS $1.68, $950 million, improved $7.5B vs. Q4 2005 Adjusted EPS $0.32, $180 million, improved $1.1B vs. Q4 2005 Automotive results improved over $1.4B on recovery in GMNA Total revenue of $51B; record Q4 Automotive revenue of $44B Adjusted Automotive Operating Cash Flow (OCF) positive $0.3B GMAC transaction closed on November 30th CY 2006 GAAP EPS $(3.50), $(1,978) million, improved $8.4B vs. CY 2005 Adjusted EPS $3.88, $2,199 million, improved $5.4B vs. CY 2005 Global market share of 13.5%, down 0.6 p.p. vs. CY 2005 Exceeded $6B structural cost reduction target, on track for $9B in 2007 Year-end cash balance of $26.4B 2

Summary of Accounting Matters Deferred Tax Liabilities / Other Tax-related Determined that Deferred Tax Liabilities overstated due to excessive tax expense recorded in prior periods (largely pre-2002) Retained earnings adjusted upward to reflect decrease in Deferred Tax Liabilities Partially offset by decrease in Accumulated Translation Adjustments to remove tax effects recorded for certain foreign entities Net impact is an increase in Stockholders Equity of $245 million as of Jan 1, 2002 SFAS 133 Accounting Stringent documentation/assessment requirements for derivatives to be eligible for hedge accounting (e.g. gains/losses not recorded to earnings) Certain commodity and foreign exchange contracts at GM, and certain interest rate hedges at GMAC, later determined to not qualify Changes in fair value of these instruments now recorded to earnings Cumulative impact of $249 million, with significant impacts in individual periods Other Miscellaneous Adjustments As part of other restatements, recording various out-of-period adjustments, which are not individually or collectively material, in appropriate periods 3

Summary of 2005/2006 Restatements 4

Calendar Year Adjusted Results 5 Refer to Supplemental Charts for reconciliation to GAAP figures

Calendar Year Adjustments to Income 6 Exclusion of special items useful for: - Management to measure operations - Comparisons between reporting periods - Investors to measure and assess company performance

Fourth Quarter Adjusted Results 7 Refer to Supplemental Charts for reconciliation to GAAP figures

Fourth Quarter Adjustments to Income 8 Exclusion of special items useful for: - Management to measure operations - Comparisons between reporting periods - Investors to measure and assess company performance

Fourth Quarter GMAC Transaction Related 9 Favorable $712 million after-tax for GMAC transaction largely related to Pension/OPEB and sale of securities $394 million Pension/OPEB curtailment for unrecognized prior service gains related to salaried plan changes Recorded immediately as GMAC employees no longer covered by GM plan $567 million gain on sale of marketable securities held by GMAC's insurance businesses $(249) million for Loss on Sale and other transaction-related items recorded in Q4 Includes impact of lower Other Comprehensive Income (OCI) as sale of marketable securities reduced unrealized gains in OCI For GAAP accounting GM has impaired GMAC operating lease assets held for sale in lieu of depreciating them Total Loss on Sale of $1.1B in GAAP income statement includes $0.7B operating lease asset impairment Offset by $0.7B lower depreciation expense (zero net P&L impact)

GMAC Results Overview On a standalone basis, net income of $1.0B for Q4 and $2.1B for CY Includes Commercial Finance goodwill impairment and favorable one-time impact of LLC conversion Operating results deteriorated on significant weakness at ResCap Partially offset by strength in Insurance due largely to higher capital gains ResCap loss driven by slowdown in U.S. residential mortgage market Slowing home price appreciation and nonprime credit issues having significant negative impact SFAS 133 accounting adjustments also impacted GMAC results for both Q4 and CY 2006 $(107) million after-tax in Q4; $(135) million after-tax in CY 2006 Related to interest rate derivatives to hedge callable debt instruments 10

GMAC Standalone Fourth Quarter Results 11

GMAC Standalone Calendar Year Results 12

GMAC Results Recognized by GM GMAC results for Q4 and CY 2006 aggregate to GM in three ways Results fully consolidated on GM's books through November 30, 2006 Results for month of December accounted for as equity income based on GM's 49% ownership In addition, GM accrued dividends on its preferred interests beginning December 1, 2006 GMAC standalone results adjusted for items not flowing to GM LLC conversion items that do not impact GM on a consolidated basis Realized gains on marketable securities considered a special item in GM results Goodwill impairments already recognized by GM Going forward, GMAC LLC results will be reflected on GM's books as equity income in the Financing sector GM will also realize $4B of cash flows over about three years from lease assets carved-out from transaction 13

GMAC Adjusted Results as Reported by GM 14

GMAC Sale Transaction Update Final Closing Balance Sheet has been completed GM will refund approximately $1B to restore GMAC tangible equity balance to $14.4B Payment driven by significant deterioration in ResCap's November 2006 results, as well as earnings restatements by GMAC Finalization of the Closing Balance Sheet a key milestone in concluding GM's sale of a 51% controlling interest in GMAC Allows GMAC to fully focus their attention on the future and achieving their mission of becoming an independent globally-diversified financial services company 15

GMNA Fourth Quarter Adjusted Results 16

GMNA Vehicle Revenue Per Unit Calendar Year Fourth Quarter Net Revenue Gross Revenue less Sales Incentives Vehicle Revenue per Unit excl. such items as daily rental accounting impact, Service Parts, OnStar and other outside sales 17 Refer to Supplemental Charts for reconciliation to GAAP figures Memo: Q306 $20,195 GAAP Rev/Unit 20,460 20,957 21,052 20,714 22,277 19,424 21,017 21,414 20,555 22,567

GMNA Adjusted Net Income 2006 vs. 2005 Q4 CY 2005 Net Income ($1.4)B ($5.8)B Volume (0.9) (0.8) Mix 0.7 0.3 Gain on Lease Residual Reserves 0.2 0.2 Net Price / Other Contribution Margin (0.4) 0.1 Pension / OPEB 0.9 2.3 Manufacturing / Attrition Related 0.5 0.8 Engineering / Marketing / Other Structural 0.6 1.3 One-time Items (0.2) 0.8 2006 Net Income $(0.0)B ($0.8)B 2006 Improvement vs. 2005 $1.4B $5.0B 18

Structural Cost Reduction in North America* 19 * Includes North American costs accounted for in Corp Sector ($ Billion) $3.0 $6.8 $2.3 $1.4 $0.0 In 2007, on track to achieve target of $9B savings on running rate basis

Overview of Other Regions GME Q4 results essentially breakeven from year-ago period on continued progress in turnaround Strong structural cost performance Continued pressures in material costs and foreign exchange GMLAAM Q4 results more than doubled on very strong industry growth Q4 revenue up 12%; significantly improved results at GM do Brasil GMAP Q4 results virtually flat despite the loss of significant equity income from Suzuki equity sale GM continues to outpace strong industry growth in region Improved Holden performance Observations on 2006 Calendar Year adjusted results GME: First adjusted profit in 7 years, improved $414 million vs. CY 2005 GMLAAM: $533 million net income on all-time record CY revenue GMAP: $441 million net income notwithstanding loss of equity income 20

GME Fourth Quarter Adjusted Results 21

GMLAAM Fourth Quarter Adjusted Results 22

GMAP Fourth Quarter Adjusted Results 23

GM Liquidity Position Gross liquidity position remains strong at $26.4B1 Additional $15.3B of VEBA assets available to fund healthcare costs GM remains committed to preserving strong liquidity position In Q4 issued $1.5B debt backed by US Machinery and Equipment Issuance was 2x oversubscribed Closed GMAC transaction $(1.0)B refund of prior distributions to be repaid in March Now expect to receive approximately $13B over three years GM re-invested $1.4B in GMAC preferred equity Near-term financial obligations are limited $1.1B of convertible bonds put to GM on March 6 No additional U.S. term debt maturities in 2007 U.S. Salaried and Hourly pension plans $17.1B over-funded 1 Includes $2.5B in readily-available VEBA assets (i.e., short-term VEBA) 24

Q4'00 YE '01 YE '02 YE '03 YE '04 YE '05 YE '06 Net Liquidity 5.2 4.8 4.8 3.5 -0.7 -0.3 -7.1 -10.9 -13.8 -12.3 Gross Cash (incl. ST VEBA) 13.2 13 13.3 11.8 11.5 17.3 26.9 23.3 20.4 26.4 17.3 17.3 23 $ Billions Automotive Gross / Net Liquidity 25 1 Net Liquidity figures restated to include capital leases and industrial revenue bond obligations (est. $1.7B at YE 2006) previously classified as Other Liabilities 2 Year-end 2006 debt balance includes GMAC-related debt of $2.9B 1,2

Fourth Quarter Key Cash Flow Drivers 26 Q4 Automotive OCF of $0.3B; improved year-on-year by $1.4B Achieved OCF improvements in all four regions Led by higher net income at GMNA Improvement partially offset by adjustments for non-cash elements of net income (primarily related to legacy liabilities) CY 2006 Automotive OCF of $(3.8)B; improved year-on-year by $4.4B Driven by significant improvement in net income, particularly at GMNA Offset in part by $1.0B Mitigation VEBA contribution and negative Accrued Expenses & Other adjustment CY 2006 net cash flows of $6.0B Operating cash burn and restructuring costs funded by asset sales and VEBA withdrawals Further enhanced by GMAC sale proceeds

Automotive Cash Flow Summary Refer to Supplemental Charts for reconciliation to GAAP figures 27

Accrued Expenses & Other 28 Q4 2006 Accrued Expenses & Other adjustment of $0.8B Cash positively impacted by add-back of non-cash accruals (book taxes and interest expense accruals) Offset by net sales allowance payments and reduction in daily rental sales As GM reduces its daily rental sales, cash flow negatively impacted as repurchase of cars exceeds new sales For CY 2006, Accrued Expenses and Other adjustment was $(3.1)B Net sales allowance payments, reduction in daily rental sales, and add- back of non-cash tax benefits related to Special Attrition Program charge

U.S. Pension Expense 3 29

U.S. Pension Investment Policy 30 Given the overfunded status of its U.S. pension plans, GM is adopting a more conservative long-term asset allocation policy Change involves reallocation of 20% of plan assets from equity to fixed income exposure Intended to significantly lower expected volatility of asset returns and plan funded status, as well as probability of future contribution requirements U.S. pension plans now have the following target asset allocations: As a result of new target asset allocations, GM is revising its expected long-term annual return assumption for U.S. pension plans from 9.0% to 8.5% effective January 1, 2007

U.S. Health Care Spending & OPEB Expense 2 3 31

Pension & OPEB - SFAS 158 Update 32 Impact of adopting SFAS 158 at December 31, 2006 was a reduction of shareholders' equity of $16.9B after-tax, to a new total of $(5.4)B GM will early adopt new measurement date provisions of SFAS 158 on January 1, 2007 using a "two-measurement" approach Customary measurements taken on 9/30/06 (U.S. OPEB, international pensions) and 11/30/06 (Canadian pensions) used to calculate expense from the date of those measurements through 12/31/06 Beginning retained earnings adjusted by $(0.7)B on 1/1/07 for the net benefit expense/income during those periods Second measurement performed on 1/1/07 to determine net benefit expense/income that will be recorded in 2007 Other Comprehensive Income (OCI) adjusted by $2.1B on 1/1/07 for the net change in benefit assets/liabilities since the previous measurement date 2006 financial statements reflect curtailments and settlements in Q4 (largely related to GMAC transaction)

Delphi Status 33 Plan Framework Support Agreement entered into with Delphi and an investor group on December 18 Establishes a framework and exclusivity period within which to continue negotiations to finalize definitive agreements GM would receive $2.6B in cash, as well as a limited amount of equity $1.5 - $2B net Delphi pension liabilities would be transferred to GM pension plan; GM would receive note from Delphi payable for such amount Bankruptcy court approved framework agreement on January 12 Contingent exposure estimate remains $6 - $7.5B pre-tax Charges of $6B taken to date, of which $4.5B subsequently transferred to OPEB liability for Delphi employees flowing to GM to work or retire Restructuring provides opportunity to address purchase price premium of about $2B annually

2007 Outlook First Quarter Lower North America production Full benefit of structural cost savings Pension and health care changes, attrition program Strong product launch cadence Full-size pickups, crossover utilities Continued emerging market growth Calendar Year Improved earnings Potential volatility due to mark-to-market for certain derivatives Improved but negative cash flow Capital spending increased to $8.5B - $9B 34

Summary On adjusted basis, automotive operations improved over $1.4B vs. Q4 2005 and $5.7B vs. CY 2005, largely on strength of turnaround in North America Continued automotive revenue growth, with revenue records for both Q4 and CY Q4 global share declined marginally vs. 2005 as strong volume growth in LAAM and AP helped offset lower U.S. results Automotive liquidity strengthened further to $26.4B, but intense focus remains on improving operating cash flow and maintaining strong liquidity Will evaluate strategic alternatives for Allison Key priority is to finalize Delphi negotiations 35

Supplemental Charts The following supplemental charts are provided to reconcile adjusted financial data comprehended in the primary chart set with GAAP-based data (per GM's financial statements) and/or provide clarification with regard to definition of non-GAAP terminology

Reconciliation to Adjusted Net Income / EPS Q4 - 2005 & 2006 S1

Reconciliation of GMNA Revenue Per Unit Calendar Year S2 a). For GAAP reporting purposes, sales to other GM regions are eliminated whereas they are retained for managerial vehicle analysis b). Includes SPO parts, Powertrain engines, MSP, and Onstar service outside sales- excluded from managerial vehicle analysis c). Includes Interest Income, Daily Rental Income, and GM Credit Card Income- excluded from managerial vehicle analysis

Reconciliation of GMNA Revenue Per Unit Fourth Quarter S3 a). For GAAP reporting purposes, sales to other GM regions are eliminated whereas they are retained for managerial vehicle analysis b). Includes SPO parts, Powertrain engines, MSP, and Onstar service outside sales- excluded from managerial vehicle analysis c). Includes Interest Income, Daily Rental Income, and GM Credit Card Income- excluded from managerial vehicle analysis

Reconciliation of Automotive Cash Flow Q4 - 2005 & 2006, CYTD - 2005 & 2006 S4